239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 NASDAQ: MRBK Q3'2022 Investor Presentation

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 2Meridian Corporation FORWARD-LOOKING STATEMENTS Meridian Corporation (the “Corporation”) may from time to time make written or oral “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to Meridian Corporation’s strategies, goals, beliefs, expectations, estimates, intentions, capital raising efforts, financial condition and results of operations, future performance and business. Statements preceded by, followed by, or that include the words “may,” “could,” “should,” “pro forma,” “looking forward,” “would,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” or similar expressions generally indicate a forward-looking statement. These forward-looking statements involve risks and uncertainties that are subject to change based on various important factors (some of which, in whole or in part, are beyond Meridian Corporation’s control). Numerous competitive, economic, regulatory, legal and technological factors, risks and uncertainties that could cause actual results to differ materially include, without limitation, the impact of the COVID-19 pandemic and government responses thereto; on the U.S. economy, including the markets in which we operate; actions that we and our customers take in response to these factors and the effects such actions have on our operations, products, services and customer relationships; and the risk that the Small Business Administration may not fund some or all Paycheck Protection Program (PPP) loan guaranties; increased competitive pressures; changes in the interest rate environment; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and the effects of inflation, a potential recession, among others, could cause Meridian Corporation’s financial performance to differ materially from the goals, plans, objectives, intentions and expectations expressed in such forward-looking statements. Meridian Corporation cautions that the foregoing factors are not exclusive, and neither such factors nor any such forward-looking statement takes into account the impact of any future events. All forward- looking statements and information set forth herein are based on management’s current beliefs and assumptions as of the date hereof and speak only as of the date they are made. For a more complete discussion of the assumptions, risks and uncertainties related to our business, you are encouraged to review Meridian Corporation’s filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021 and subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K that update or provide information in addition to the information included in the Form 10-K and Form 10-Q filings, if any. Meridian Corporation does not undertake to update any forward-looking statement whether written or oral, that may be made from time to time by Meridian Corporation or by or on behalf of Meridian Bank.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 3Meridian Corporation COMPANY SNAPSHOT (1) Includes home equity loans, residential mortgage loans held in portfolio and individual consumer loans. Profile and Business Lines • Core Banking: C&I, CRE, construction, SBA, and consumer lending; lease financing through Meridian Equipment Finance, ® title insurance, and deposit/ treasury services. • Meridian Mortgage: residential lending to homeowners and small scale investors originated in the PA, NJ, DE, VA, MD and DC and FL markets. • Wealth Management Services through Meridian Wealth Partners, ® a registered investment advisor and subsidiary of the Bank. Approx. $1 billion in AUM. Meridian specializes in business and industrial lending, retail and commercial real estate lending, electronic payments, along with a broad menu of high-yield depository products supported by robust online and mobile access. Cash & investments 10% C & I loans 31% PPP loans 0%CRE loans 28% Construction loans 13% Consumer loans(1) 11% Residential loans HFS 2% FF & E < 1% Other assets 4% Asset Mix at September 30, 2022

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 4Meridian Corporation GEOGRAPHIC FOOTPRINT Branches Mortgage LPOs • Serves Pennsylvania, New Jersey, DE & MD • Philadelphia MSA is 8th largest MSA in the US • Expansion into growing central Maryland MSA Regional Market • HQ in Malvern, PA • Six full service branches • 13 mortgage loan production offices and 1 commercial loan production office • Bonita Springs, FL • Situated between Fort Myers and Naples, FL Satellite Commercial Loan Production Office *******************************

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 5Meridian Corporation INVESTMENT HIGHLIGHTS • Deliver strong balance sheet growth with above peer profitability. • "Go to" bank in the Delaware Valley - provides financial services across the lending spectrum. • Financial services business model with significant non-interest income streams in Meridian Mortgage, SBA Lending and Meridian Wealth Partners. • Demonstrated organic growth engine in diversified loan segments, capitalizing on sales culture and market disruption in the Delaware Valley tri-state market. • Ripe for expansion in MD/DC market. • Valuable customer base trained to use electronic channel. • Skilled, long-tenured management team with extensive in-market experience. • Excellent historical asset quality with diversified loan portfolio. • Nationally recognized as a great place to work; very low historical employee turnover.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 6Meridian Corporation Q3'2022 HIGHLIGHTS 1) As of and for the quarter ended September 30, 2022, per October 31, 2022 press release. 2) Includes PPP loans, loans held for sale and loans held for investment. 3) A Non-GAAP measure. See Non-GAAP reconciliation in the Appendix. Q3'2022 Overview Financial Highlights Q3'2022¹ Balance Sheet ($ in Millions) Profitability (%) Asset Quality (%) Balance Sheet: • Total assets increased $68.9 million, or 3.7%, to $1.92 billion as of September 30, 2022, from June 30, 2022 • Portfolio loans, excluding SBA PPP, grew $103.2 million, or 6.9% quarter-over-quarter and 27.4% on an annualized basis • Commercial real estate/construction portfolio grew $40.7 million, or 5.4% quarter-over-quarter and 21.7% on an annualized basis • Leases grew $13.7 million, or 11.8% quarter-over-quarter, while commercial loans decreased $6.3 million, or 1.9%. Income Statement: • Consolidated net income was $5.8 million, or $0.96 per diluted share • Continued strong loan growth leading to a 14.6% increase in interest income • Lower operating expenses • The return on average equity ("ROE") and return on average assets ("ROA") were 14.59% and 1.23% • Net interest margin ("NIM") strong at 4.01% • On October 27, 2022, the Board of Directors declared a quarterly cash dividend of $0.20 per common share Total Assets $ 1,922 Total Loans & Leases² $ 1,644 Deposits $ 1,674 Equity $ 151 ROA 1.23% ROE 14.59% NIM 4.01% Tangible Equity to Tangible Assets3 7.67% ALLL / Loans & Leases3 1.20% NCOs (recoveries) / Loans 0.02% Nonaccrual Loans / Loans 1.40%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 7Meridian Corporation SUMMARY INCOME STATEMENT • Net interest income was up $475 thousand, or 2.7%, Q3'2022 over Q2'2022 and up $4.8 million, or 10.3%, YTD 2022 over YTD 2021 • Bank segment represents 100.6% of pre-tax, pre-provision income for Q3'2022 (dollars in thousands) Summary Income Statement Q3'2022 Q2'2022 Q3'2021 Net interest income $ 18,026 $ 17,551 $ 16,257 Provision for loan losses 526 602 597 Non-interest income 10,224 10,403 22,122 Non-interest expense 20,261 19,706 25,481 Income before Income taxes 7,463 7,646 12,301 Income taxes 1,665 1,708 2,863 Net Income $ 5,798 $ 5,938 $ 9,438 Earnings per Share Q3'2022 Q2'2022 Q3'2021 Basic earnings per share $ 0.99 $ 0.99 $ 1.56 Diluted earnings per share $ 0.96 $ 0.96 $ 1.52 Pre-tax, Pre-provision Income by Segment: Q3'2022 Q2'2022 Q3'2021 Bank $ 8,040 $ 7,458 $ 8,896 Wealth 552 749 432 Mortgage (603) 41 3,570 Total pre-tax, pre-provision income (1) $ 7,989 $ 8,248 $ 12,898 Pre-tax, Pre-provision Income 100.6% 6.9% Bank Wealth Mortgage 1) A non-GAAP measure. See Non-GAAP reconciliation in the Appendix.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 8Meridian Corporation Net Interest Margin Trend 3.83% 3.83% 3.89% 4.07% 4.01% 3.73% 3.76% 3.82% 3.95% 3.99% 0.10% 0.07% 0.07% 0.02% PPP Impact NIM Ex PPP Q3'2021 Q4'2021 Q1'2022 Q2'2022 Q3'2022 (0.50)% —% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% NET INTEREST MARGIN Q3'2022 over Q2'2022 • NIM 4.01% for the Q3'2022 down from 4.07% for Q2'2022, due to one time fees in Q2'2022. • Interest earning asset yield increased 45 bps to 5.10%, while cost of funds increased 56 bps over the same period. Loan yields are benefited from Fed interest rate increases. $644 million in loans repriced with avg. rate increase of 95 bps. • Cash flows from PPP loan payoffs and excess cash was reinvested in higher yielding commercial portfolios. • Interest sensitivity slightly asset sensitive - up 0.15%, 0.29% and 0.13% in a ramped 100, 200, 300 bp rate rise scenario. Yield on Earning Assets / Cost of Funds 4.31% 4.28% 4.35% 4.65% 5.10% 0.52% 0.49% 0.50% 0.61% 1.17% Yield on earning assets Cost of funds Q3'2021 Q4'2021 Q1'2022 Q2'2022 Q3'2022 0.12%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 9Meridian Corporation NON-INTEREST INCOME Non-interest income decreased $179 thousand or 1.7% from Q2'2022 • Mortgage banking revenue decreased from Q2'2022, down $633 thousand, or 7.7%, including the fair value and hedging impacts. • SBA loan income was up $552 thousand as the value of loans sold was up in Q3'2022 compared to Q2'2022. Total loans of 16 for $20.8 million were sold compared to 16 loans for $12.8 million. • Wealth management income decreased $140 thousand, or 11.2%, due to the effect of market conditions on assets under management. • Other income increased $42 thousand, or 9.1%, over the prior quarter due largely to an increase in title fee income, FHLB stock dividend income and broker fee income, partially offset by a $51 thousand decrease in the fair value of loans held-for-investment. (Dollars in thousands) Q3'2022 Q2'2022 Change Mortgage banking income (incl. FV chg) 7,618 8,251 (633) Wealth management income 1,114 1,254 (140) SBA income 989 437 552 Other income 503 461 42 Total $ 10,224 $ 10,403 ($179) 74.5% 10.9% 9.7% 4.9% Mortgage banking income (incl. FV change) Wealth management income SBA income Other income (% of total non-interest income during Q3'2022)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 10Meridian Corporation MORTGAGE PERFORMANCE • Margin: ◦ Q3'22 margin yield 2.67%, up 43 bps over Q2'22 yield of 2.23% ◦ Q3'22 loans sold $251 million, down $57 million over Q2'22 • Volume continues to be impacted by: ◦ Higher mortgage rates ◦ Lack of home inventory ◦ High property values Overhead / expense control: • Salaries/benefits expense reduction due to: ◦ Q3'22 reduction in FTEs (15) ◦ Prior FTE reductions (35) ◦ Salary reductions / pay cuts ◦ Changes in incentives • 2 Mortgage loan production offices closed

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 11Meridian Corporation NON-INTEREST EXPENSE Non-Interest Expense increased $0.6 million or 2.8% from Q2'2022 • Salaries and employee benefits expense was $13.4 million, an increase of $434 thousand, or 3.4%. $519 thousand of the increase was for bank and wealth segments combined, and a decrease of $85 thousand for mortgage segment salaries and employee benefits, due to further reduction in workforce. • Information technology expense increased $140 thousand, or 19.2%, due to cybersecurity improvements, cloud-based costs and other software upgrades, all as a result of growth. 66%6% 5% 7% 17% Salaries and employee benefits Occupancy and equipment Professional fees Data processing and information technology Other (% of total non-interest expense during Q3'2022) (Dollars in thousands) Q3'2022 Q2'2022 Change Salaries and employee benefits 13,360 12,926 434 Occupancy and equipment 1,191 1,176 15 Professional fees 899 913 (14) Data processing and information technology 1,442 1,308 134 Other 3,369 3,383 (14) Total $20,261 $19,706 $555

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 12Meridian Corporation LOAN PORTFOLIO DIVERSIFICATION 90% CommercialSeptember 30, 2022

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 13Meridian Corporation 1.65% 1.65% 1.58% 1.52% 1.46% 1.38% 1.27% 1.20% Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 0.00% 0.50% 1.00% 1.50% ASSET QUALITY 1) Includes loans held for sale and held for investment. 2) Excludes loans held for sale and PPP loans which is a non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. 3) Subsequent to September 30, 2022, a $3.2 million principal payment on a non-performing loan was received. Nonaccrual Loans3 / Loans1 (%) Net Chargeoffs / Average Loans (%) Reserves / Loans2 (%) 0.52% 0.56% 0.55% 0.61% 1.57% 1.51% 1.46% 1.40% Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 0.00% 0.50% 1.00% 1.50% 0.00% 0.00% 0.01% 0.00% 0.00% 0.04% 0.03% 0.02% Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 0.00% 0.02% 0.04% $1,163 $599 $96 $597 $(222) $615 $602 $526 Q4'20 Q1'21 Q2'21 Q3'21 Q4'21 Q1'22 Q2'22 Q3'22 $(500) $— $500 $1,000 $1,500 Provision for Loan Losses ($000's)

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 14Meridian Corporation STRONG CAPITAL POSITION • All capital ratios(1) exceed well capitalized regulatory requirements ◦ Bank level - Community Banking Leverage Ratio of 10.52% compared to minimum of 9.0% - $28.6 million of excess capital • Q3'2022 dividend of $0.20 per share • Paid $1.00 per share special dividend in Q1'2022 Excess Capital (000s) $66,321 $22,056 $47,933 $82,777 8.54% 9.28% 9.28% 12.80% Regulatory Minimum Excess Capital Ratio Tier 1 Leverage Ratio ($) Tier 1 Risk Based Ratio ($) CE Tier 1 Ratio ($) Total Risk Based Ratio ($) $0 $60,000 $120,000 $180,000 $240,000 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% (1) Capital ratios reflect Meridian Corporation ratios.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 15Meridian Corporation APPENDIX - HISTORICAL FINANCIAL HIGHLIGHTS AND RECONCILIATIONS OF NON-GAAP MEASURES

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 16Meridian Corporation HISTORICAL FINANCIAL HIGHLIGHTS 1) Includes loans held for sale and held for investment. 2) Includes loans held for investment (excluding loans at fair value and PPP loans). 3) A Non-GAAP measure. See Appendix for Non-GAAP to GAAP reconciliation. As of or the Quarter Ended As of or the Year Ended (dollars in thousands) Q3'2022 Q2'2022 Q1'2022 2021Y 2020Y 2019Y Balance Sheet Total Assets $ 1,921,924 $ 1,853,019 $ 1,831,589 $ 1,713,443 $ 1,720,197 $ 1,150,019 Loans (1) 1,644,149 1,577,831 1,513,164 1,467,339 1,513,963 998,414 Deposits 1,673,553 1,568,014 1,564,851 1,446,413 1,241,335 851,168 Gross Loans / Deposits 98.24% 100.63% 96.70% 101.45% 121.96% 117.30 % Capital Total Equity $ 151,161 $ 156,087 $ 157,684 $ 165,360 $ 141,622 $ 120,695 Tangible Common Equity / Tangible Assets - HC (3) 7.67% 8.22% 8.40% 9.42% 7.99% 10.11 % Tangible Common Equity / Tangible Assets - Bank (3) 9.61 10.17 10.40 11.54 10.25 13.52 Tier 1 Leverage Ratio - HC 8.54 8.87 9.10 9.39 8.96 10.55 Tier 1 Leverage Ratio - Bank 10.52 10.86 11.20 11.51 11.54 14.08 Total Capital Ratio - HC 12.80 13.50 13.91 14.81 14.55 16.10 Total Capital Ratio - Bank 12.70 13.33 13.76 14.63 14.54 16.09 Commercial Real Estate Loans / Total RBC 211.3% 187.6% 177.6% 167.2% 172.2% 177.0 % Earnings & Profitability Net Income $ 5,798 $ 5,938 $ 5,535 $ 35,585 $ 26,438 $ 10,481 ROA 1.23% 1.31% 1.28% 2.06% 1.78% 1.01 % ROE 14.59 15.03 13.86 23.74 21.33 9.09 Net Interest Margin (NIM)(TEY) 4.01 4.07 3.89 3.77 3.40 3.65 NIM (TEY, excluding PPP loans and PPPLF borrowings) (3) 3.99 3.95 3.82 3.72 3.47 3.65 Non-Int Inc. / Avg. Assets 2.17 2.30 3.03 5.09 5.85 3.19 Efficiency Ratio 71.72% 70.49% 73.56% 68.65% 68.50% 79.20 % Asset Quality Nonaccrual Loans / Loans (1) 1.40% 1.46% 1.51% 1.57% 0.62% 0.34 % NPAs / Assets 1.20 1.24 1.25 1.34 0.46 0.30 Reserves / Loans (2) (3) 1.20 1.27 1.38 1.46 1.65 1.00 NCOs / Average Loans 0.02% 0.03% 0.04% 0.00% 0.00% (0.06) % Yield and Cost Yield on Earning Assets (TEY) 5.10% 4.65% 4.35% 4.27% 4.35% 5.30 % Yield on Earning Assets (TEY), excluding PPP loans) (3) 5.09 4.54 4.31 4.26 4.51 5.30 Cost of Deposits 1.01 0.47 0.35 0.48 1.07 1.67 Cost of Interest-Bearing Liabilities 1.41% 0.75% 0.61% 0.65% 1.18% 2.10%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 17Meridian Corporation Pre-tax, Pre-provision Reconciliation (dollars in thousands) Q3'2022 Q2'2022 Q1'2022 Q4'2021 Q3'2021 Income before income tax expense $ 7,463 $ 7,646 $ 7,089 $ 9,893 $ 12,301 Provision for loan losses 526 602 615 (222) 597 Pre-tax, pre-provision income $ 7,989 $ 8,248 $ 7,704 $ 9,671 $ 12,898 Bank $ 8,040 $ 7,458 $ 8,778 $ 6,829 $ 8,896 Wealth 552 749 519 286 432 Mortgage (603) 41 (1,593) 2,555 3,570 Pre-tax, pre-provision income $ 7,989 $ 8,248 $ 7,704 $ 9,671 $ 12,898 Net Interest Margin, (TEY), Excluding PPP Loans & PPPLF Borrowings Yield on Interest Earning Assets, (TEY), Excluding PPP income (dollars in thousands) Q3'2022 Q2'2022 Q1'2022 Q4'2021 Q3'2021 Net interest margin (TEY) (GAAP) 4.01% 4.07% 3.89% 3.83% 3.83 % Impact of PPP loans and PPPLF borrowings (0.02) % (0.12) % (0.07) % (0.07) % (0.10) % Net interest margin (TEY), excluding PPP loans and PPPLF borrowings 3.99% 3.95% 3.82% 3.76% 3.73 % Yield on interest earning assets, tax equivalent (GAAP) 5.10% 4.65% 4.35% 4.28% 4.31 % Impact of PPP loans (0.01) % (0.11) % (0.04) % (0.05) % (0.07) % Yield on interest earning assets (TEY), excluding PPP income 5.09% 4.54% 4.31% 4.23% 4.24 % RECONCILIATION OF NON-GAAP MEASURES Meridian believes that non-GAAP measures are meaningful because they reflect adjustments commonly made by management, investors, regulators and analysts. The non-GAAP disclosure have limitations as an analytical tool, should not be viewed as a substitute for performance and financial condition measures determined in accordance with GAAP, and should not be considered in isolation or as a substitute for analysis of Meridian’s results as reported under GAAP, nor is it necessarily comparable to non-GAAP performance measures that may be presented by other companies.

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 18Meridian Corporation RECONCILIATION OF NON-GAAP MEASURES Allowance For Loan Losses to Loans, Net of Fees and Costs, Excluding PPP Loans and Loans at Fair Value (dollars in thousands) September 30, 2022 June 30, 2022 March 31, 2022 December 31, 2021 September 30, 2021 Allowance for loan losses (GAAP) $ 18,974 $ 18,805 $ 18,826 $ 18,758 $ 18,976 Loans, net of fees and costs (GAAP) 1,610,349 1,518,893 1,431,906 1,386,457 1,378,670 Less: PPP loans (8,610) (21,460) (49,680) (88,245) (115,569) Less: Loans fair valued (14,702) (16,212) (17,375) (17,558) (17,142) Loans, net of fees and costs, excluding loans at fair value and PPP loans (non-GAAP) $ 1,587,037 $ 1,481,221 $ 1,364,851 $ 1,280,654 $ 1,245,959 Allowance for loan losses to loans, net of fees and costs (GAAP) 1.18% 1.24% 1.31% 1.35% 1.38 % Allowance for loan losses to loans, net of fees and costs, excluding PPP loans and loans at fair value (non-GAAP) 1.20% 1.27% 1.38% 1.46% 1.52%

239 15 75 111 111 113 186 12 47 0 0 0 234 234 234 186 12 0 112 173 71 19Meridian Corporation (dollars in thousands) Q3'2022 Q2'2022 Q1'2022 2021 Y 2020 Y 2019Y Tangible common equity ratio - Consolidated: Total stockholders' equity (GAAP) $ 151,161 $ 156,087 $ 157,684 $ 165,360 $ 141,622 $ 120,695 Less: Goodwill and intangible assets (4,125) (4,176) (4,227) (4,278) (4,500) (4,773) Tangible common equity (non-GAAP) $ 147,036 $ 151,911 $ 153,457 $ 161,082 $ 137,122 $ 115,922 Total assets (GAAP) $ 1,921,924 $ 1,853,019 $ 1,831,589 $ 1,713,443 $ 1,720,197 $ 1,150,019 Less: Goodwill and intangible assets (4,125) (4,176) (4,227) (4,278) (4,500) (4,773) Tangible assets (non-GAAP) $ 1,917,799 $ 1,848,843 $ 1,827,362 $ 1,709,165 $ 1,715,697 $ 1,145,246 Tangible common equity ratio (non-GAAP) 7.67% 8.22% 8.40% 9.42% 7.99% 10.12 % Tangible common equity ratio - Bank: Total stockholders' equity (GAAP) $ 188,386 $ 192,212 $ 194,347 $ 201,486 $ 180,288 $ 159,643 Less: Goodwill and intangible assets (4,125) (4,176) (4,227) (4,278) (4,500) (4,773) Tangible common equity (non-GAAP) $ 184,261 $ 188,036 $ 190,120 $ 197,208 $ 175,788 $ 154,870 Total assets (GAAP) $ 1,921,714 $ 1,852,998 $ 1,831,461 $ 1,713,318 $ 1,720,166 $ 1,149,979 Less: Goodwill and intangible assets (4,125) (4,176) (4,227) (4,278) (4,500) (4,773) Tangible assets (non-GAAP) $ 1,917,589 $ 1,848,822 $ 1,827,234 $ 1,709,040 $ 1,715,666 $ 1,145,206 Tangible common equity ratio (non-GAAP) 9.61% 10.17% 10.40% 11.54% 10.25% 13.52 % RECONCILIATION OF NON-GAAP MEASURES